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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Manhattan Pharmaceuticals, Inc. does hereby certify that:

           a) the Annual Report on Form 10-KSB of Manhattan Pharmaceuticals, Inc. for the year ended December 31, 2002 (the "Report:) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.

Dated: April 11, 2003                    /s/ Leonard Firestone
                                         --------------------------------------
                                         Leonard Firestone
                                         President and Chief Executive Officer

Dated: April 11, 2003                    /s/ Nicholas J. Rossettos
                                         --------------------------------------
                                         Nicholas J. Rossettos
                                         Chief Financial Officer